UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2018

CarGurus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38233	04-3843478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor

Cambridge, Massachusetts 02141

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code: 617-354-0068

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On August 20, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of CarGurus, Inc. (the “Company”) approved discretionary payments under the Company’s Annual Incentive Plan (the “Bonus Plan”) to the Company’s executive officers, including the Company’s principal executive officer, principal financial officer and other named executive officers. The Compensation Committee approved these payments to the Company’s named executive officers in connection with the determination by the Company’s Chief Executive Officer to make discretionary mid-year payments of a portion of target annual incentive awards for the 2018 fiscal year (“2018 Awards”) under the Bonus Plan for all other Company employees meeting certain eligibility requirements.

The 2018 Awards are to be paid based on the achievement of certain business, financial and individual performance goals (collectively, “Performance Goals”), as determined by the applicable plan administrator under the Bonus Plan after the end of the Company’s 2018 fiscal year. The plan administrators have determined to pay 2018 Awards in two installments rather than in one lump sum, whereby (i) 80% of each individual’s target payout for the period from January 1, 2018 to June 30, 2018 will be made in an initial lump sum payment on or around August 31, 2018 (the “First Half 2018 Payments”) and (ii) the remainder of each eligible individual’s full-year payout will be paid in a second lump sum payment following the end of the 2018 fiscal year based on the applicable plan administrator’s determination of the achievement of Performance Goals. The plan administrators under the Bonus Plan are (i) the Compensation Committee with respect to executive officers and (ii) the Company’s Chief Executive Officer with respect to all other employees.

The First Half 2018 Payments for the Company’s named executive officers are in the amounts set forth below:

Name	Title	First Half 2018 Payments
Langley Steinert	Chief Executive Officer	$130,000
Jason Trevisan	Chief Financial Officer	$64,000
Samuel Zales	Chief Operating Officer	$92,000
Thomas Caputo	SVP, Product	$40,000
Kathleen Patton	SVP, General Counsel	$52,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2018	CarGurus, Inc.
(Registrant)

/s/ Kathleen B. Patton
Name: Kathleen B. Patton
Title: Senior Vice President, General Counsel and Secretary